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                                                                   EXHIBIT 10.17

                                 LEASE AGREEMENT


THIS LEASE AGREEMENT ("LEASE") is made and entered into between Francor, L.L.C. ("LANDLORD"), and Birch Telecom, Inc. ("TENANT"), as of the 20th day of July, 1998.

WITNESSETH:

In consideration of the obligation of Tenant to pay rent and in consideration of the other terms, covenants and conditions of this Lease, all of which are hereby agreed to by Landlord and Tenant, Landlord hereby demises and leases to Tenant the Premises and the parking areas described below, and the use of the roof of the building described below, to have and to hold the same for the Term of this Lease, all upon the covenants and conditions set forth below.

BASIC PROVISIONS

1. The following basic provisions shall be construed in conjunction with, and limited by, reference thereto in other provisions of this Lease:

   a. "LANDLORD": Francor, L.L.C., a Delaware limited liability company Address of Landlord: 4971 Summit, Kansas City, MO 64112
   b.  "TENANT":  Birch Telecom, Inc., a Delaware corporation
   c. "PREMISES": All of the second, third and fourth floors of the building located at 2020-2028 Baltimore, Kansas City, Missouri (the "BUILDING"), which consists of approximately 37,126 rentable square feet.
   d. "TENANT'S PERCENTAGE": Total rentable area in the building is 48,137 square feet, and Tenant's proportionate share ("TENANT'S PERCENTAGE") is seventy-seven and thirteen hundredths percent (77.13%).
   e. "TERM": A period of ninety-six and one-half (96.5) months, commencing on December 15, 1998 (the "COMMENCEMENT DATE") and ending on December 31, 2006 (the "EXPIRATION DATE"), unless sooner terminated in accordance with the provisions of this Lease. Provided, however, if the New Improvements have not been substantially completed and Landlord has not delivered to Tenant possession of the Premises by December 15, 1998, as provided in the section below titled Possession and Surrender . . .," the Commencement Date and the Expiration Date shall be extended by a number of days equal to the number of days past December 15, 1998 that the New Improvements are substantially completed and Landlord delivers to Tenant possession of the Premises. If adjustments of the Commencement Date and the Expiration Date are necessary, Landlord and Tenant shall execute an amendment to this Lease setting forth the revised Commencement Date and Expiration Date.
   f. "BASE RENT": Payable in monthly installments in advance during the Term, paid to Landlord, or to the agent of Landlord designated in writing by Landlord, at the address indicated above, or at such other place as Landlord shall designate, according to the following schedule:

       Month  1                   $ 37,125.50
       Month  2 through 12        $ 46,407.50
       Month 13 through 24        $ 49,501.33
       Month 25 through 36        $ 51,048.25
       Month 37 through 48        $ 52,595.17
       Month 49 through 60        $ 54,142.08
       Month 61 through 72        $ 55,689.00
       Month 73 through 84        $ 57,235.92
       Month 85 through 96        $ 58,782.83

   g. "ADDITIONAL RENT" shall be parking charges as defined in the section below titled "Parking," Tenant's Percentage of the increase in operating costs defined in the sections below titled Additional Rent" and "Operating and Maintenance Costs" and all other amounts Tenant owes Landlord under this Lease.
   h.  "SECURITY DEPOSIT": $50,000.00.

PAYMENT OF RENT; LATE CHARGE

2. Tenant shall pay Base Rent in monthly installments in advance, beginning on the Commencement Date and on the first day of each and every month thereafter during the Term, with proration for any partial month's occupancy, without demand. Provided, however, no Base Rent shall be due for the period of December 15, 1998 through and including December 31, 1998. If Landlord does


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not receive the full amount of any rent payment due under this Lease within ten
(10) days after it is due, a late charge of One Thousand and No/100s Dollars ($1,000.00) will be added to the unpaid amount to cover the extra expense involved in handling the delinquency. Late charges shall be due on demand by Landlord or the due date of the next monthly installment of Base Rent, which ever is earlier.

POSSESSION AND SURRENDER AND CONDITION OF PREMISES AT END OF TERM

3. Landlord shall promptly begin and diligently pursue to completion all of the work and improvements specified in attached Exhibit A (collectively, the "BUILDING IMPROVEMENTS") and all of the work and improvements specified in attached Exhibit B (collectively, the "TENANT IMPROVEMENTS"). Landlord shall substantially complete the Building Improvements and the Tenant Improvements (collectively, the "NEW IMPROVEMENTS"), and shall deliver to Tenant possession of the Premises, by the Commencement Date. If Landlord fails to substantially complete the New Improvements, and to deliver possession of the Premises by the Commencement Date, Landlord shall not be liable to Tenant for any loss or damage resulting from such failure, except as provided below in this section, the Commencement Date shall be extended to the date on which the New Improvements are substantially complete and Landlord delivers possession to Tenant of the Premises, and, except as provided in the section below titled "Substantial Completion," Tenant shall not be liable to Landlord for any Base Rent or Additional Rent that would have been due prior to the respective extended Commencement Date.
         Landlord's progress toward substantial completion of the New Improvements shall be sufficient to, and Landlord shall, give Tenant access to the Premises (a) during the twenty-one (21) days prior to the Commencement Date to wire and install Tenant's telephone, computer and other communications equipment, systems furniture and trade fixtures and (b) during the two (2) days prior to the Commencement Date to move the rest of its furniture, files and other property into the Premises so that Tenant will be able to commence full operation of its business on the Commencement Date. Tenant's wiring, installation and move in activities provided for in this paragraph shall not unreasonably interfere with Landlord's substantial completion of the New Improvements. If such unreasonable interference causes a delay in Landlord (i) substantially completing the New Improvements, (ii) giving Tenant access to the Premises during the twenty-one (21) days or the two (2) days prior to the Commencement Date as provided in this paragraph above or (iii) giving Tenant Possession of the Premises, then Tenant shall pay Landlord, within thirty (30) days after Landlord's demand, all increased costs incurred by Landlord as the result of such unreasonable interference, Tenant shall not be given the rent credit provided in the next paragraph and Landlord shall not be subject to Tenant's termination rights provided in the next two paragraphs during the period of delay caused by such unreasonable interference. Further, Tenant shall not be given the rent credit provided in the next paragraph and Landlord shall not be subject to Tenant's termination rights provided in the next two paragraphs during the period of delay caused by Tenant's failure to deliver to Landlord the plans, specification and drawing needed for Exhibit B on or before September 1, 1998.
         If Landlord fails to substantially complete the New Improvements and to deliver to Tenant possession of the Premises by the Commencement Date, or if Landlord does not give Tenant access to the Premises during the twenty-one (21) days or the two (2) day before the Commencement Date as required in the immediately preceding paragraph, Tenant shall be given credit toward the third and subsequent monthly installments of Base Rent in amounts equal to one day of Base Rent for each day of delay past the Commencement Date. The amount of Base Rent for each day of delay shall be the product of multiplying the monthly installment of Base Rent by one thirtieth (1/30th) of such monthly installment.
         If Landlord fails to substantially complete the New Improvements and to deliver to Tenant possession of the Premises within ninety (90) days after the Commencement Date, Tenant may terminate this Lease by written notice to Landlord given within ten (10) days after the end of such 90 day period. Termination shall be effective on the date the notice is given. Within ten (10) days after such termination, Landlord shall pay to Tenant an amount equal to the amount of the credit Tenant would have been entitled to receive toward payment of monthly installments of Base Rent, if Tenant had not terminated this Lease pursuant to the provisions of the immediately preceding paragraph.
         Tenant's acceptance of possession of the Premises after substantial completion of the New Improvements will be deemed to be an indication that Tenant is satisfied with the physical condition of the Premises, subject to Landlord's obligations stated in the section below titled "Substantial Completion" and Landlord's obligations stated in the section below titled "Maintenance, Repair and Replacements." Tenant acknowledges that there have been no representations, agreements or promises to decorate, alter, repair or improve the Premises, except as provided in this Lease. Upon termination or expiration of this Lease, except for damage caused by fire or other perils, Tenant, at Tenant's expense, will: (a) surrender the Premises in as good a condition as general office use will have reasonably permitted, subject to normal wear and tear, Tenant's obligations under this Lease and Insurable Losses; (b) have removed the Generator and all of Tenant's property from the Premises; (c) have promptly repaired any damage to the Premises caused by the removal of the Generator and Tenant's property; and (d) leave the Premises free of trash and debris and in "broom-clean" condition.

BUILDING AND TENANT IMPROVEMENTS

4. Landlord, by August 15, 1998, shall deliver to Tenant and Wiedeman Architects, Inc., Tenant's architect, all of the plans, specifications and drawings needed to replace the preliminary content of Exhibit A that is attached to this Lease. Tenant, by September 1, 1998, shall deliver to Landlord and to J.E. Dunn Construction Co., Landlord's general contractor, all of the plans, specifications and drawings needed for Exhibit B that will be attached to this Lease. After the time this Lease is executed, both parties shall cooperate with each other and their respective architects and contractor to reach agreement on the content of Exhibit A and Exhibit B and the cost and prices for the Tenant Improvements as soon as reasonably possible, but not later than September 15, 1998. Upon such agreement,


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Landlord and Tenant shall execute any amendment of this Lease necessary to substitute a new agreed upon Exhibit A and an agreed upon Exhibit B.
         Landlord shall contract for, and shall cause to be performed, prior to the Commencement Date, (a) all of the Building Improvements, at Landlord's sole cost and in accordance with the attached Exhibit A plans and specifications, as subsequently revised in accordance with the provisions of the first paragraph of this section, and (b) all of the Tenant Improvements, in accordance with the Exhibit B plans and specifications to be attached to this Lease. Landlord shall obtain prices and costs for the Tenant Improvements that are reasonable and customary. Such prices and costs may include an amount, not to exceed Fifty Thousand and No/100s Dollars ($50,000.00) (the "PREMIUM"), for overtime and other costs so that Landlord's contractor may use best efforts to substantially complete the Tenant Improvements and deliver to Tenant possession of the Premises by December 15, 1998. Landlord shall cause its contractor to agree to
(i) substantially complete the New Improvements and to deliver to Tenant possession of the Premises by December 15, 1998, (ii) keep accurate time and expense records for expenditure of the Premium and (iii) allow Tenant to audit records for expenditure of the Premium at reasonable times after reasonable notice. Landlord shall pay the first Seven Hundred Sixty-Two Thousand Five Hundred Twenty and No/100s Dollars ($762,520.00) of the cost of the Tenant Improvements (the "TI ALLOWANCE"), which amount shall include reimbursement to Tenant for all fees and charges payable to Tenant's architect, other than fees and charges for specification of furniture and furnishings, as and when Tenant becomes obligated to pay such amounts. Tenant shall reimburse Landlord for the cost of the Tenant Improvements in excess of the TI Allowance, less a ten percent (10%) holdback (the "HOLDBACK"), by the time Landlord owes such excess to it's contractors and suppliers, but not earlier than ten (10) days after receipt of a notice from Landlord that includes an accounting for the amount requested from Tenant, supporting documentation for the same and the date Landlord must pay the requested excess to its contractors and suppliers. Tenant shall pay the Holdback to Landlord within three (3) days after completion of all punch list items in accordance with the provisions of the next section. Without the prior written consent of Tenant, Landlord shall not incur costs and expenses for the Tenant Improvements described in Exhibit B that will be attached to this Lease in excess of those agreed upon by Landlord and Tenant pursuant to the provisions of the first paragraph of this section. Any changes to Exhibit A or Exhibit B shall be approved in advance, in writing, by both Landlord and Tenant. All of the Tenant Improvements shall be the property of Landlord and shall be surrendered to Landlord upon expiration or termination of this Lease.
         In the event that Landlord's total cost for Tenant Improvements is less than the TI Allowance, the difference shall be credited back to Tenant in the form of rent reduction. The amount of the difference shall be divided by thirty-six (36), and the quotient shall be subtracted from the scheduled Base Rent for each of months three (3) through thirty-eight (38), inclusive.

SUBSTANTIAL COMPLETION

5. "SUBSTANTIAL COMPLETION" of the New Improvements shall mean (a) written certification given to Landlord and Tenant by Tenant's and Landlord's architects that all of the New Improvements have been completed (i) in accordance with the plans and specifications contained in attached Exhibit A and Exhibit B, (ii) in accordance with Laws (defined below), (iii) in a workmanlike manner, according to and using applicable industry standards, methods and procedures and (iv) with good quality materials and (b) issuance of a temporary or final certificate of occupancy for the Premises by the City of Kansas City, Missouri (the "CITY"). Substantial completion shall not include completion of minor punch list type items which are minor items of work or adjustments of equipment and fixtures that can be completed after occupancy. Prior to taking possession of the Premises, Tenant shall give written notice to Landlord of any items which, upon visual inspection, are readily apparent or cosmetic and are not satisfactorily completed (the "PUNCH LIST" items). Within thirty (30) days of receipt of the punch list items, Landlord shall complete or correct all punch list items, or shall address in writing any punch list item which Landlord, in Landlord's reasonable opinion, deems to be inconsistent with the standards recited in clause (a) of the first sentence of this section. If Tenant does not notify Landlord of any punch list items before the date Tenant takes possession of the Premises, it will be conclusively presumed the readily apparent or cosmetic items included in the New Improvements have been satisfactorily completed and accepted by Tenant. Landlord, at Landlord's cost and not as part of Operating Costs (defined below), shall repair and correct (i) latent defects in the structural aspects of the building, the parking areas and the Premises that exist on the Commencement Date and, (ii) during the first year after the Commencement Date or any longer period covered by an enforceable warranty or guaranty, work and materials involved in the New Improvements that later prove to be of poor quality or inconsistent with the standards recited in clause (a) of the first sentence of this section.
         All disagreements between Landlord and Tenant concerning whether (1) prices and costs for the Tenant Improvements were reasonable and customary, (2) the New Improvements have been substantially completed, (3) an item should be included on Tenant's punch list, (4) items on the punch list have been completed or properly completed, (5) latent defects exist (6) work or materials later prove to be of poor quality or inconsistent with the standards recited in clause
(a) of the first sentence of the immediately preceding paragraph and (7) latent defects or poor quality or substandard work have been repaired or corrected properly, shall be resolved by Landlord's and Tenant's architects. If their architects are not able to resolve a particular disagreement, a third architect chosen by those two architects shall be hired by Landlord and Tenant, and the majority decision of the three architects shall be binding upon Landlord and Tenant. The third architect shall not have any business, social or other connections with, or bias in favor of, Landlord or Tenant or the two architects who choose him/her. The fees of the third architect shall be shared equally by Landlord and Tenant. Landlord and Tenant shall diligently and in good faith cooperate with each other and the architects involved to resolve the disagreements as expeditiously as possible and shall secure commitments from such architects to do the same.


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OPTION TO RENEW

6. Tenant shall have the option to renew and extend the Term once for a period of three (3) years if, at the time of giving notice of its exercise and at the time the renewed and extended Term begins, an Event of Default by Tenant has not occurred, or, if it occurs after the notice is given, it is cured by the date the renewed and extended Term begins. To exercise such option, Tenant must notify Landlord, in writing, of its intent to renew and extend the Term at least six (6) months prior to the expiration of the current Term. During the renewed and extended Term, all of the covenants and conditions of this Lease shall remain the same, except that Base Rent for each month of the renewed and extended Term shall be Sixty-One Thousand Eight Hundred Seventy-Six and 67/100s Dollars ($61,876.67).

PARKING

7. Landlord shall create at least six (6) parking spaces in the basement of the building, in accordance with applicable City Codes and the plans and specifications contained in attached Exhibit A, by the Commencement Date. Tenant shall have the exclusive use of: ( a) the greater of seventy-five percent (75%) of the total, or six (6), parking spaces in the basement of the building, at a rate of $75.00 per space per month; (b) six (6) parking spaces in the surface lot directly east of and across Baltimore Street from the building, at a rate of $35.00 per space per month; and (c) up to the greater of seventy-five percent (75%) of the total, or seventy-five (75), of the parking spaces available to Landlord in what is known as the Freight House surface lot, at the rate negotiated and paid by Landlord, as may be adjusted from time to time. Tenant's use of, and obligation to pay for, parking spaces in the Freight House surface lot shall be on an as needed basis each month, determined by written notice to Landlord one full calendar month in advance of the use. The amounts due from Tenant to Landlord for parking shall be paid monthly, in advance, as Additional Rent. All of the parking areas mentioned in this section shall be referred to collectively in this Lease as the "PARKING AREAS" and shall be adequately lighted, at all times for those in the garage of the building, and after sunset and until sunrise each day for the those outdoors. None of the parking spaces referred to above in this section shall be used to satisfy any handicapped parking space requirements imposed upon Landlord by Laws (defined below). If Landlord loses it rights to use the Freight House surface parking lot or the parking lot east across Baltimore Street from the building for providing Tenant with the parking spaces referred to in this Section, or its rights to use any other parking lot(s) to which Tenant and Landlord agree after the Commencement Date, Landlord shall provide Tenant, prior to or by the time of the loss, with the same number of alternate parking spaces in a lot(s) located in close proximity to the building that are reasonably acceptable to Tenant. Landlord shall give Tenant copies of all notices Landlord receives in connection with any threatened or actual termination of its rights to use any parking areas promptly after Landlord receives the same.

PUBLIC REQUIREMENTS

8. Landlord, at Landlord's cost and as part of the work Landlord will do in connection with the New Improvements, shall cause the building, the parking areas and the Premises to comply with the federal Americans With Disabilities Act and any similar State or local laws (collectively, the "ADA") for the Permitted Use defined below. The plans and specifications Tenant submits for the Tenant Improvements shall adhere to, and Tenant's use of the Premises shall comply with, the ADA. After the Commencement Date, if Tenant's use of the Premises or the parking areas, or Tenant's employment activities, necessitate further improvements or alterations to the building, the Premises or the parking areas to comply with the ADA as currently in effect or hereafter amended or superseded, Tenant shall make such improvements or alterations in accordance with the section of this Lease titled "Alterations." If the requirements of the ADA with respect to the building, the parking areas or the Premises otherwise change after the Commencement Date, Landlord shall make any improvements or alterations to the same necessitated by such change and the cost of doing so shall be included within Operating Costs (defined below). Tenant and Landlord, in performing their respective obligations and in exercising their respective rights under this Lease, shall comply with all present and future codes, ordinances, laws, regulations, orders, judgements and other public requirements (collectively, "LAWS") affecting the building, the parking areas and the Premises and Tenant's and Landlord's respective personal property, and the use thereof, and shall Indemnify each other in connection with any failure to do so.

QUIET ENJOYMENT

9. Landlord hereby covenants that Tenant, upon paying rent as provided, and performing all covenants and agreements contained in this Lease to be performed by Tenant, shall and may peacefully and quietly have, hold and enjoy the Premises. Nothing in this section shall prevent Landlord from performing alterations or repairs on other portions of the building, nor shall performance of such alterations or repairs be construed as a breach of this covenant by Landlord, if such performance does not unreasonably interfere with the conduct of Tenant's business at the Premises.

ASSIGNMENT-SUBLETTING

10. a. Tenant shall not sublet, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest herein or any portion hereof, or permit or suffer any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the Premises, or any portion thereof, without the prior written consent of Landlord. Permission is, however, granted Tenant to assign this Lease and/or to sublet the Premises, or any part thereof, to any subsidiary, parent or affiliate of Tenant, or any entity to which


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Tenant sells its stock or assets or with which Tenant merges or joins, or any entity to which Tenant converts, upon giving Landlord written notice. In the event of any assignment or subletting, Tenant shall remain the principal obligor under all covenants of this Lease, and by accepting any assignment or subletting, an assignee or subtenant shall become bound by and shall perform and shall become entitled to the benefit of all of the conditions and covenants by which Tenant is bound. A consent to any such assignment, subletting, occupation or use by any other entity shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another entity. Any assignment or subletting of the Premises in violation of the provisions of this section shall be void. Any subletting or assignment consented to by Landlord shall be evidenced only in writing and in form reasonably acceptable to Landlord and Tenant. Landlord acknowledges and consents to Tenant subletting a portion of the Premises to DNS Publishing, Inc., a Missouri corporation.
         b. Landlord shall not sell or otherwise transfer the building or the parking areas, or any part thereof or interest therein, nor assign this Lease, unless, simultaneous with the closing of the sale, transfer or assignment, (i) the buyer, transferee, assignee or other recipient of Landlord's interest (collectively, an "ASSIGNEE") agrees in writing with Landlord and Tenant at the time of the transaction (1) to assume this Lease, (2) to perform all of Landlord's obligations under this Lease and (3) acknowledges receipt of the Security Deposit and that the Assignee and Tenant are contractually bound to each other under this Lease and (ii), promptly after closing the transaction, Landlord gives Tenant a copy of the Assignee assumption agreement that contains all parties' original signatures and the Assignee's name and its contact person, address and phone number (collectively, the "ASSIGNEE ASSUMPTION AGREEMENT"). Tenant will not have any obligation to pay Base Rent, Additional Rent or other payments to an Assignee until the monthly installment of Base Rent that first becomes due after Tenant is given the Assignee Assumption Agreement.

USE

11. Tenant shall only use and occupy the premises (a) for general office purposes, (b) to house, operate and maintain telecommunications equipment and
(c) for activities ancillary to the uses specified in the immediately preceding two clauses (collectively, the "PERMITTED USE"), and for no other purpose without Landlord's prior written consent. Tenant will not (i) use the Premises for any unlawful, disreputable, or extra-hazardous purpose, (ii) maintain or allow any public or private nuisance in the Premises, (iii) disturb the quiet enjoyment of any other tenant, (iv) permit any operation on the Premises which might emit offensive odors into other portions of the building, (v) use any apparatus which might make undue noise or set off undue vibrations in the building or (vi) permit any activity or anything to be kept or used which would increase the fire insurance rate or other insurance rates on the building or contents. Tenant will not permit the Premises to be used for any purpose which, in Landlord's reasonable opinion, impairs the reputation or character of the building. Tenant shall not install nor permit the installation of any signs in or upon the Premises which are visible from the exterior hereof without the written consent of Landlord. Tenant shall not obstruct or use the sidewalks, entries, passages, vestibules, halls, elevators or stairways of the building for any purpose other than ingress or egress to and from the Premises, or throw, or sweep, or put anything out of the windows or doors, or in the passages or corridors of the building. Landlord shall include in each lease of, and in each other occupancy or use agreement for, every portion of the building, other than the Premises, a section that is substantially the same as this section, modified only by the description of the Permitted Use. Landlord shall enforce such section in all such Leases and agreements.

MAINTENANCE, REPAIRS AND REPLACEMENTS

12. a. Except for the obligations imposed upon Tenant in the immediately following subsection, and subject to the sections of this Lease titled "Damage and Destruction" and "Building and Tenant Improvements," Landlord shall operate, maintain, repair and replace, when necessary, the building and its common areas, the parking areas and the real estate upon which the building and its common areas and the parking areas are located, including all structural components of the same and of the Premises. Such structural components include, without limitation, heating, air conditioning, ventilation, water, sprinkler, plumbing, lighting (excluding any lighting fixtures within the Premises installed by Tenant) electrical, elevator, fire escape and alarm (excluding any alarm installed in the Premises by Tenant) equipment, systems, fixtures (excluding Tenant's trade and telecommunications fixtures and equipment), supplies, services, service panels and structures for, and windows and panels of, the building and its common areas, the parking areas and the Premises and the exterior walls and the areas above the surface of the ceilings, below the surface of the floors and behind the surface of the interior walls of the Premises. Landlord's duties under this subsection shall include, without limitation, (i) keeping the building and its common areas and parking areas free of rodents, insects and other pests; (ii) policing and keeping the building's common areas and the parking areas clean, sanitary, orderly, sightly, unobstructed and free from trash, debris, ice and snow; (iii) preventing water pipes in or that serve the building, and those that serve the Premises, from freezing; (iv) maintaining the lawn, shrubs, plants, trees and other landscaping of the building's common areas and the parking areas, if any and (v) doing all work necessary to continuously provide the services Landlord is required to provide under the section below titled "Services." Landlord shall reimburse Tenant for any repair or replacement work for which Tenant is responsible under the following subsection that is necessitated by the negligent act or omission or fault of Landlord or its employees, agents, vendors, licensees or invitees. Landlord promptly shall begin and shall diligently pursue to completion any needed repairs and replacements of which it receives written notice from Tenant, or of which it otherwise has actual notice, in accordance with Laws, in a workmanlike manner, according to and using applicable industry standards, methods and procedures, with good quality materials and, when required, after obtaining a permit for such work from the City (collectively, the "WORK STANDARDS").
         b. Except for the obligations imposed upon Landlord in the immediately preceding subsection and subject to the sections of this Lease titled "Damage and Destruction" and "Building and Tenant Improvements," Tenant, at Tenant's sole cost, promptly shall (i) maintain and keep clean, sanitary and sightly and in good order, repair and condition the Premises, including the non-structural


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components of the Premises, (ii) repair all damage to the Premises caused by the negligent act or omission or fault of Tenant or its employees, agents, vendors, licensees or invitees and (iii) reimburse Landlord for any repair or replacement work for which Landlord is responsible under the preceding subsection that is necessitated by the negligent act or omission or fault of Tenant or its employees, agents, vendors, licensees or invitees. All of Tenant's work required in this subsection shall be performed in accordance with the Work Standards.

ALTERATIONS

13. a. Tenant shall not alter or change the Premises without prior written consent of Landlord, and, unless otherwise provided in writing, all work shall be done by or under the direction of Landlord, at Tenant's sole cost, in accordance with the Work Standards and by a contractor employed by Tenant that is reasonably acceptable to Landlord and Tenant. Any alteration shall be of a quality equal to or exceeding the quality of Tenant Improvements specified in attached Exhibit B. Landlord reserves the right to require any contractor to provide lien waivers and liability insurance. Any alterations, physical additions or improvements, except movable office furniture and equipment and telecommunication equipment, shall at once become property of Landlord and shall be surrendered to Landlord upon termination or expiration of this Lease. Notwithstanding anything herein to the contrary, any increase in ad valorem taxes or insurance premiums resulting from such improvements shall be the sole responsibility of Tenant.
         b. Without Landlord's prior written consent, but subject to the other provisions of the immediately preceding subsection, Tenant may, at its cost, install and operate sending and receiving antennas and satellite dishes mounted on a single structure anchored to the roof of the building, and communication equipment related to such antennas and dishes, in a location reasonably acceptable to Landlord and Tenant. Upon the expiration or sooner termination of this Lease, Tenant shall remove such antennas, satellite dishes and communication equipment at its cost. Tenant, at its cost, shall repair any damage to the roof or building structure caused by installation or removal of antennas and satellite dishes and related communication equipment. Landlord diligently shall make good faith efforts to correct or to cause the owners, operators or users of communication equipment located on or in the building or any other property in the vicinity of the building that Landlord owns or leases to correct any reception or transmission interference problems its or their equipment cause with Tenant's communication equipment. Landlord shall not install, erect or use any antennas, satellite dishes or other communication equipment in, on or from the building, the parking areas or any other property in the vicinity of the building that Landlord owns or leases, nor allow any other entity that leases, subleases or licenses such property from Landlord to do the same, if such other equipment interferes with the receipt by, the sending of signals from or the operation of Tenant's antennas, satellite dishes or other communication equipment.
         c. Within one (1) year after the Commencement Date, Landlord shall construct on the roof of the building, in accordance with the Work Standards and at Landlord's sole cost, a deck not less than five hundred (500) square feet in area, for the use and enjoyment in common by the employees and invitees of all of the tenants of the building. Such deck shall be connected to the stairwell and elevator shaft of the building where they open onto the roof. Landlord may close such deck with reasonable frequency for reasonable periods of time for the temporary exclusive use of the deck for private functions upon notice to Tenant.

SERVICES

14. Landlord, at its sole cost, shall furnish to the building and the Premises (a) heated and refrigerated air conditioning, in season at reasonable temperatures and in reasonable amounts, and reasonable air ventilation, for executive business offices (collectively, "HVAC") from 7:00 a.m. until 7:00 p.m., Monday through Friday, and from 8:00 a.m. through 1:00 p.m on Saturday (collectively, "OPERATING HOURS"), except on New Year's Day, the 4th of July, Thanksgiving Day and Christmas Day of each year ("HOLIDAYS"), (b) elevator service to all floors and the basement of the building, ingress to and egress from the building and the parking areas and the security services listed below, all of which services shall be furnished twenty-four (24) hours a day, every day of the year, and (c) janitor and trash removal services Monday through Friday of each week, exclusive of holidays, including, at a minimum, the services stated in attached Exhibit C. Security services, at a minimum, shall consists of (i) a security guard driving by and looking for and reporting problems at the building on a regular basis, but not less than twice a night, during night time hours, every day of the year, (ii) elevators that are programed to restrict access, after normal business hours and on weekends and holidays, to each floor of the building and the basement parking area to only those who enter access code numbers revealed to only those who work on or otherwise have a right to be on each floor, (iii) restricted access to the building's common areas and the basement parking area after normal business hours and weekends and holidays to only the employees, customers, invitees, vendors and contractors of the Landlord and Tenant and other tenants of the building, (iv) restrict access to other parking areas at all times to only those with permits to park there and (v) adequate lighting in the common areas and the basement parking area at all times and in the outdoor parking areas during all night hours.
         HVAC shall be available in all parts of the Premises upon Tenant's request during all non-operating hours, including on holidays. The cost of providing Tenant with HVAC during non-operating hours (including holidays) shall be charged to Tenant at an hourly rate determined by Landlord based upon the actual utility costs plus all other reasonable costs incurred by Landlord in providing the same, including depreciation of Landlord's HVAC equipment during such non-operating hours operation, and shall be paid by Tenant as Additional Rent on the date the next monthly installment of Base Rent is due following receipt by Tenant of a statement therefor.
         Notwithstanding anything in this section to the contrary, separate HVAC equipment for Tenant's network operations center in the Premises (the "NOC") shall be included in the Tenant Improvements and detailed in Exhibit B that will be attached to this Lease, and the utilities used to operate such HVAC for the NOC shall be separately metered by Tenant at its cost and in its name and paid for directly by Tenant. Landlord shall provide Tenant with space, other than in the Premises, for placement and installation of (i) an air-conditioner


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condenser unit for the NOC's HVAC, (ii) an air-conditioner condenser unit for the HVAC for Tenant's computer room, (iii) an uninterruptable power generator for the NOC and the Tenant's computer room (the "GENERATOR") and a structure to house the Generator, and (iv) in the basement or elsewhere in the interior of the building, a wall mounted transfer switch for the Generator, all of which equipment and structure shall be included in Exhibit B as part of the Tenant Improvements. Tenant shall not be obligated to pay additional rent or other consideration to Landlord for any of the space provided by Landlord outside of the Premises as required in this paragraph. After completion of the Tenant Improvements, Landlord shall have no obligation for, nor liability with respect to, the inspection, operation, maintenance or repair of any of the equipment mentioned in this paragraph, except to the extent Landlord is required to repair and correct work and materials related to any of the equipment mentioned in this paragraph, as required in the section of this Lease titled "Substantial Completion."
         Tenant shall not, without Landlord's prior written consent, install or operate any electrical equipment, machinery or mechanical device or computer on the Premises, other than those normally used in connection with the Permitted Use and other than as permitted in the immediately preceding paragraph. If Tenant needs or demands electric service above the needs of the Permitted Use, Tenant shall pay for same, at the same rates paid by Landlord, as Additional Rent, if Landlord is reasonably able to provide same, except as otherwise provided in the immediately preceding paragraph of this section. Tenant also shall pay for any additional special facilities or equipment, and all costs for installing same, that are not included in the Tenant Improvements specified in Exhibit B that will be attached to this Lease. Landlord shall diligently restore any services it is obligated to provide under this section when failures, stoppages or interruptions occur. Tenant shall promptly notify Landlord of the need for any such restoration. Landlord shall not be liable for damages to Tenant for failure to perform any of the covenants in this section, nor shall temporary stoppages, temporary failures or interruptions of any of the services to be supplied by Landlord under this section be construed as an eviction of Tenant, work an abatement of rent or relieve Tenant from any covenant or agreement, unless such failure, stoppage or interruption (i) is caused by the negligent act or omission or fault of Landlord or its employees, agents, vendors, licensees or invitees and occurs for an aggregate of three (3) hours or more per day during any fourteen (14) days during a period of thirty days, or
(ii) is the result of an Event of Default by Landlord.
         Notwithstanding anything to the contrary in this section, and without compensation to Landlord, Tenant may obtain utilities and any of the services described in this section directly from the provider of the same, after giving Landlord notice of its intent to do so and after Tenant and Landlord agree on the manner and place such utilities and services will be brought into the building and the Premises, which agreement on either party's part shall not be withheld or delayed unreasonably. Any and all costs, whether direct or indirect, resulting from the installation, operation, non-operation, maintenance or removal of such utilities and services shall be borne solely by Tenant or the provider of the utility or service.

ENTRY

15. Landlord, its officers, agents and representatives shall have the right to enter into and upon the Premises at reasonable times agreed to in advance by Tenant, and with reasonable frequency, (a) to inspect the same, make repairs or replacements and perform maintenance and other tasks required of Landlord, or which Landlord has the right to do, under this Lease, (b) to show the Premises to prospective purchasers and lenders and, during the last six months of the term, if the Term has not been renewed and extended, to prospective tenants or
(c), at any time without advance notice or agreement, to deal with any emergency related to the serious immediate safety, protection or preservation of the building, the Premises or the lives or health of occupants of the building. Landlord may and shall at all times have master keys or pass keys to the Premises. Tenant shall not change any locks or install locks in the doors of the Premises, or install other devices or systems which would restrict access to the Premises, except for burglar and other security systems, without Landlord's prior written consent. If Tenant installs alarms or other security systems in the Premises, it shall provide Landlord with access codes for the same that Landlord may use only in connection with entering the Premises in an emergency as provided in clause (c) of this section. Landlord shall keep such access codes confidential and shall Indemnify Tenant for any consequences of failing to do so. Landlord shall not enter the NOC or other rooms or areas where Tenant's communications equipment is housed or operated, except to deal with an emergency of the type described above in clause (c) of this section. Each time an entry into the Premises is made pursuant to clause (c) of this section, Landlord shall use reasonable efforts to take care of Tenant's property and, promptly after having so entered, Landlord shall notify Tenant of its having done so, the reasons for the entry and what was discovered and done while in the Premises. In connection with performing Landlord's obligations and exercising its rights under this Lease, and in connection with Landlord servicing other parts of the building, Landlord may adjust and balance the controls of the HVAC systems, if they do not exclusively serve the Premises and if doing so does not adversely affect the temperature and comfort of workers and the operation of equipment in any part of the Premises, conduct environmental audits or abatement and erect, use, maintain, repair, replace or relocate pipes, ducts, wiring conduits and similar devices in and through the Premises, so long as such activity does not unreasonably disrupt the conduct of Tenant's business at the Premises or interfere with the operation of Tenant's telecommunication equipment located in the Premises or on the roof of the building.

ADDITIONAL RENT

16. Upon notice from Landlord, Tenant shall pay Landlord, as Additional Rent, in advance in equal monthly installments, at the time and place that installments of Base Rent are due and payable, beginning January 1, 2000, Tenant's Percentage of any increase in Operating Costs (hereinafter defined) as reasonably estimated by Landlord, over and above actual Operating Costs for 1999. On or before March 1, 2001, and on or before March 1 of each subsequent year, Landlord shall prepare and deliver to Tenant an itemized detailed


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statement of the actual Operating Costs for the previous calendar year, together with a statement of the actual Operating Costs for 1999. Within thirty (30) days after receipt of such statement, Tenant shall pay Landlord the amount of any deficiency between estimated and actual in Tenant's Percentage of any increase in Operating Costs for the prior calendar year over those for 1999. In the event of any overpayment by Tenant, such overpayment shall be credited towards installments thereafter becoming due and payable. If occupancy of the building during 1999 or any subsequent calendar year is less than one hundred percent (100%), then Operating Costs for the year in question shall be increased or "grossed up" to that amount of Operating Costs that, using reasonable projections, would normally be expected to be incurred during the year in question if the building was 100 percent occupied, as determined under generally accepted accounting principles consistently applied. Landlord shall provide in the statements required in this section, a reasonably detailed description of how the Operating Costs were grossed up. Only those component expenses that are affected by variations in occupancy levels shall be grossed up.

OPERATING AND MAINTENANCE COSTS

17. The phrase "OPERATING COSTS" shall be defined as the sum of any and all reasonable costs, expenses and disbursements of every kind and character which Landlord reasonably incurs, pays or becomes obligated to pay in any calendar year in connection with the ownership, operation, maintenance, repair, and replacement of the building and the land upon which the building is located (the "LAND"), and all related improvements and appurtenances thereto, in a manner similar to the way well managed office building properties in the downtown/midtown area of Kansas City, Missouri, are operated, maintained, repaired and replaced, all determined in accordance with generally accepted accounting principles for such office buildings, consistently applied. Operating Costs shall include, but not be limited to, the following: real estate taxes and assessments; rent taxes, gross receipt taxes, water and sewer charges; insurance premiums for the coverage Landlord is required to carry under this Lease and for other coverage Landlord reasonably carries in connection with its ownership and operation of the building; license, permit and inspection charges; utilities; service contracts; labor; building management; air conditioning, heating and elevator maintenance; supplies; security; janitor service; trash removal service; maintenance and upkeep costs of and for the building and all parking areas, drives, lawns, trees, shrubbery and common areas; depreciation of equipment (but not fixtures) owned by Landlord and used solely for maintenance and operation of the building and the cost of contesting by appropriate proceedings increases in real estate taxes and assessments and the applicability to, or the validity of, any Laws which might increase Operating Costs if such contesting is agreed to in advance by Landlord and Tenant. The phrase "REAL ESTATE TAXES" shall mean all taxes, general and special, levied or assessed on the land and the building, and on any land and/or improvements now or hereafter owned by Landlord that constitute the parking areas.
         Operating Costs shall not include, without limitation, the following:
(i) cost of improving, preparing for lease, repairing, maintaining, cleaning or altering space in the building available or to become available for lease or the modification of such space to comply with Laws; (ii) labor costs, advertising, brokerage fees, leasing commissions, legal and other professional fees related to leasing or attempting to lease space in the building or enforcement or dispute of lease provisions, the recovery of damages or pursuit of other landlord remedies; (iii) cost of correcting construction defects; (iv) cost of repairs caused by the negligent act or omission or fault of Landlord, its employees, agents, vendors, invitees, licensees or other tenants of the Building or their employees, agents, vendors, invitees, licensees or subtenants; (v) salaries of Landlord's or Landlord's managing agent's executives; (vi) maintenance, repair and replacement costs paid from the proceeds of any insurance policy or by Tenant or third parties; (vii) utility and other charges reimbursed or paid directly by Tenant or any other tenant of the building or the parking areas; (viii) depreciation, except for depreciation allowed under the previous paragraph of this section; (ix); labor costs of any manager or management company if the basis for such manager's or company's compensation is a fee calculated to include the cost of labor such manager or company hires to perform its management obligations; (x) capital expenditures, except reasonable capital expenditures for energy conservation if Tenant's Percentage of such costs is equal to or less than Tenant's Percentage of the savings in utility charges, during the remaining Term, achieved by such capital improvements; and
(xi) Operating Costs that are not charged to and collected from all other tenants of the building. The amount of labor costs includable in Operating Costs shall be limited to a portion of such costs determined by the percent of time a particular employee works on matters related to the building. The amount of costs for tools and equipment includable in Operating Costs shall be limited to a portion of such costs determined by the percent of time particular tools and equipment are used at the building.
         Tenant, at its expense, shall have the right once per calendar year following receipt of the statement of Operating Costs prepared by Landlord and promptly after prior written notice to Landlord, to audit Landlord's books and records relating to Operating Costs for the two preceding years. In the event such an audit demonstrates the amount Tenant paid or will pay as Additional Rent in connection with the years audited by Tenant was or will be higher or lower than the amount of Additional Rent actually due pursuant to the preceding section, then, within ten (10) days of such determination, Landlord shall refund any over-payment and adjust the amount of Additional Rent Tenant is required to pay, or Tenant shall pay any under-payment.

CONDEMNATION

18. If the building is taken by any competent authority under the power of eminent domain, or is acquired for any public or quasi-public use or purpose, the Term of this Lease shall terminate upon the date when possession of the building is so taken or acquired. If less than all of the building, or if the Freight House parking area, is taken or damaged by such condemning authority, or if the grade of any street or alley adjacent to the land or the parking areas is changed by any competent authority and such change of grade makes it necessary or desirable to remodel the building or the parking areas to conform to the changed grade, Tenant shall have the right to terminate this


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Lease by giving notice to Landlord ninety (90) days or more prior to the date of termination stated in the notice. Tenant shall not be entitled to receive any amount from the condemnation award for, or from any judgment for damages caused by, the taking or the change of grade. Nothing in this section shall preclude an award being made to Tenant, and Tenant recovering, for loss of business, depreciation to and cost of removal of Tenant's Property, the value of fixtures installed in the Premises by Tenant and the cost of relocating Tenant's businesses, provided that such award does not reduce the amount due and payable to Landlord. Upon termination of this Lease as provided in this section, rent shall be apportioned as of the date of the termination.

PROPERTY DAMAGE INSURANCE

19. Landlord shall keep in force a policy or policies of property damage insurance insuring the building and appurtenant structures, including the Tenant Improvements, under a commercial property insurance policy with a special broad causes of loss form (formerly known as "all-risk" insurance) issued on a replacement cost basis in an amount not less than eighty percent (80%) of the full replacement cost of the building and appurtenances, including the Tenant Improvements, with endorsements covering the following: (a) mechanical breakdown, (b) backup of sewers and drains, (c) differences in conditions for the peril of earthquake and (d) building ordinance (collectively, an "ALL-RISK POLICY"), with the aggregate of applicable deductibles not exceeding Twenty-Five Thousand and No/100s Dollars ($25,000.00), exclusive of the deductible for earthquake coverage which shall not be greater than ten percent (10%) of the replacement cost of the building.
         Landlord shall pay the premium for the All-Risk Policy (the "PROPERTY INSURANCE PREMIUM") each year before it becomes delinquent and, promptly thereafter, shall send Tenant a certificate of such insurance, or if Tenant requests, a copy of the policy, as required in the last paragraph of this section. If Tenant questions whether the amount of property damage insurance Landlord carries on the building equals eighty percent (80%) of the replacement cost of the building, and Landlord and Tenant can not reach agreement thereon, they will use the procedure outlined in the last paragraph of the section of this Lease titled "Substantial Completion" to resolve their disagreement.
         Tenant, at Tenant's cost, shall keep in force a policy or policies of property damage insurance, issued on a replacement cost basis, insuring all personal property owned, leased or otherwise belonging to or in the possession of Tenant that is used, stored, placed, incorporated, installed or erected in, on or in connection with the Premises, including, without limitation, signs, telecommunication equipment and trade fixtures (collectively, "TENANT'S PROPERTY"), with an agreed amount endorsement and such coverage amounts, deductibles and other endorsements as Tenant deems appropriate.
         As used in this Lease, an "INSURABLE LOSS" means any whole or partial loss of or damage to the building or the Premises or the personal property of either party or of third parties which would be covered by an All-Risk Policy, or an equivalent tenant's policy, regardless of (i) the amount of coverage carried, (ii) whether such insurance is actually maintained and (iii) whether the cost of repairing or replacing the loss or damage falls within an applicable deductible, and any loss which is covered by any insurance policy of Landlord or of Tenant in force at the time of such loss.
         All insurance required to be maintained by a party to this Lease (in this section or the next) shall be issued by companies reasonably acceptable to Landlord and Tenant that are authorized to do business in the State in which the Premises are located and that have a rating by A.M. Best of at least B++. Each party to this Lease shall deliver to the other party current certificates of all such insurance on a form known as ACORD 27, which certificates shall provide that the insurer shall give the other party at least thirty (30) days notice prior to any lapse, cancellation or material change in coverage and, if requested by the other, copies of the actual policies, and, promptly following request, shall deliver to the other party complete copies of the policies.

INDEMNITY AND LIABILITY INSURANCE

20. As used in this Lease, "INDEMNIFY" means the party to this Lease that is identified shall indemnify, defend and save harmless the other party to this Lease, and the other party's officers, directors, shareholders, members, managers, trustees, general and limited partners and subtenants and the employees, agents, invitees and licensees of the other party and of the other party's subtenants, from and against any and all actions, claims, demands, losses, damages, fines, penalties, interest charges, liabilities, judgements and costs of every kind, including, without limitation, reasonable attorney fees and litigation costs, asserted against or incurred by the other party, and/or the other party's officers, directors, shareholders, members, managers, trustees, general and limited partners and subtenants and the employees, agents, invitees and licensees of the other party and of the other party's subtenants, in connection with or with respect to situations, circumstances or events stated in this Lease.
         Subject to the section of this Lease titled "Waiver of Subrogation," Tenant shall Indemnify Landlord in connection with all third party claims for loss of life, bodily injury or damage to property (a "CLAIM" or, collectively, "CLAIMS") asserted against or incurred by Landlord that arise from or out of any occurrence in, on or in connection with the Premises, except for Claims that are the result of wilful or negligent acts or omissions of Landlord or of Landlord's officers, directors, shareholders, members, managers, trustees, general and limited partners, employees, agents, invitees or licensees or are the result of a Default by Landlord under this Lease. If a Claim is asserted against or incurred by Landlord, Tenant, upon notice thereof from Landlord and at Tenant's cost, shall defend Landlord from the Claim by counsel reasonably acceptable to Landlord.
         Subject to the section of this Lease titled "Waiver of Subrogation," Landlord shall Indemnify Tenant from and against any and all Claims asserted against or incurred by Tenant that arise from or out of any occurrence in, on or in connection with the building, the parking areas or the Premises, but only to the extent such Claims are the result of wilful or negligent acts or omissions of Landlord or of

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Landlord's officers, directors, shareholders, members, managers, trustees, general or limited partners, employees, agents, invitees or licensees or are the result of a Default by Landlord. If such a Claim is asserted against or incurred by Tenant, Landlord, upon notice thereof from Tenant and at Landlord's cost, shall defend Tenant from the Claim by counsel reasonably acceptable to Tenant.
         Throughout the term of this Lease, Tenant and Landlord each shall keep in force a policy(ies) of commercial general liability insurance (on the occurrence form) in which the limits of coverage for combined single limit bodily injury and property damage shall be not less than Three Million and No/100s Dollars ($3,000,000.00). Such policy(ies) shall contain a contractual endorsement insuring Tenant's and Landlord's respective indemnity agreements set forth in this section, to the extent such an endorsement is available. Tenant's and Landlord's policies also will name the other as an additional insured.

DAMAGE AND DESTRUCTION

21. a. Subject to the options to terminate provided below in this section, if the building or the Premises or the parking areas suffer an Insurable Loss or a loss other than an Insurable Loss that is not substantial, or if any of the parking areas suffer any loss, Landlord, at its cost, including, but not limited to, use of all proceeds available under the All-Risk policy, shall (i) repair and restore the building, the Premises and the parking areas to a condition substantially equivalent to their condition immediately prior to the loss, subject to zoning and building laws applicable at the time of the work, (ii) commence the work with reasonable promptness and (iii) diligently pursue the work to completion in accordance with all of the provisions of the section above titled "Substantial Completion," except for clause a(i) of that subsection.
         b. If the building or the Premises suffer a substantial loss that is not an Insurable Loss, Landlord may terminate this Lease by notice to Tenant given within thirty (30) days after the date of the loss. However, Tenant may avoid such a termination if (i) Tenant gives Landlord notice, within thirty (30) days after the date of Landlord's notice of election to terminate, that Tenant, at Tenant's cost, will repair or restore the Premises and any other portion of the building necessary to restore and use the Premises, with an assignment of Landlord's interest in all proceeds available under the All-Risk Policy Landlord is required to keep in force, (ii) the City will issue a building permit for such work, if one is required, and (iii) Tenant commences the work with reasonable promptness and diligently pursues the work to completion. If Tenant does give such a termination avoidance notice, Landlord promptly shall assign to Tenant all of its rights to make a claim, and all of the proceeds available, under the All-Risk Policy for the loss. If Landlord does not exercise its option to terminate, Landlord shall repair or restore the building and the Premises in accordance with the provisions of the immediately preceding subsection. For the purposes of this section, "SUBSTANTIAL" shall mean damage to such an extent that the estimated cost of fully repairing the damage is greater than five percent (5%) of the value of the building or the Premises immediately prior to the loss, subject to zoning and building laws applicable at the time of the work.
         c. If the building or the Premises suffer a loss, Landlord, after consulting with its All-Risk Policy carrier, architect and contractors and within thirty (30) days after the date of the loss, shall give Tenant notice of the length of time Landlord reasonably believes it will take to complete repairs to or restoration of the building and the Premises as provided in this section. If such period of time is expected to be greater than one hundred eighty (180) days after the date of the loss (the "REPAIR PERIOD"), or if Landlord fails to give Tenant such notice, Tenant may terminate this Lease by giving notice to Landlord within thirty (30) days after receipt of Landlord's notice of the time it will take to repair or restore the Premises. If, during the last thirty-six
(36) months of the initial Term, and after consultation as provided in this subsection, Landlord reasonably believes the time it will take to complete repairs to or restoration of the building and the Premises as provided in this section will be greater than the Repair Period, Landlord may terminate this Lease by giving notice to Tenant of the termination at the same time it gives Tenant notice of the expected time frame for completing repairs and restoration. If, after commencement of repair or restoration of the building and the Premises as provided in this section, such work cannot reasonably be expected to be substantially complete by the end of thirty (30) days after the end of the Repair Period, Tenant may terminate this Lease by giving notice to Landlord.
         d. If this Lease is terminated under any option given in this section, this Lease shall terminate on the date the loss or damage to the Premises occurred. Rent shall be apportioned as of the date of termination, and any rent paid in advance for any period beyond the date of termination shall be refunded to Tenant.
         e. Following any loss or damage that Landlord is obligated or has elected to repair or restore, Tenant shall cooperate fully with Landlord to facilitate Landlord's repair or restoration of the building and the Premises. Landlord shall not be responsible to Tenant for any inconvenience arising from such work, but rent shall be equitably prorated and abated during the period for which, and to the extent which, the Premises are untenantable and Tenant is unable to conduct its business from the Premises. Any rent paid in advance for any period during which rent is to be abated shall be credited to the next ensuing payments, if any, and if no further payments are to be made, such rent shall be refunded promptly to Tenant.

WAIVER OF SUBROGATION

22. Notwithstanding anything to the contrary contained in this Lease, each party to this Lease (the "RELEASING PARTY") hereby releases the other party (the "RELEASED PARTY") from any liability which the Released Party would, but for this section, have had to the Releasing Party during the term of this Lease for any damage to or loss or destruction of the building or the Premises, the property of the Releasing Party or the property of others which is under the Releasing Party's control which results from an Insurable Loss to the building, the Premises or to the property of, or to the property under the control of, the Releasing Party, regardless of how such loss, damage or destruction occurs, including, without limitation, as the result of negligent acts or omissions of the Released Party or its officers, directors,


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shareholders, members, managers, general and limited partners, trustees, employees, agents, subtenants, invitees or licensees. Each party to this Lease promptly will give notice of the provisions of this section to its insurance carriers and obtain from them any endorsements required to give effect to the foregoing releases and, if requested, deliver reasonable evidence of such endorsements to the other party. Provided, however, the release contained in this section will become inoperative and null and void if the Releasing Party's insurance carrier (a) takes the position that the existence of such a release vitiates or would substantially adversely affect any policy so insuring the Releasing Party, and notice thereof is given to the Released Party, or (b) requires payment of a higher premium as the result of the existence of such a release, unless, in the later case, the Released Party, within twenty (20) days after notice thereof from the Releasing Party, pays such increase in premium.

HOLDING OVER

23. If Tenant retains possession of the Premises after the expiration or termination of the Term by lapse of time or otherwise, without renewal and extension and without Landlord's written consent, Tenant shall pay Landlord Base Rent at a rate equal to 150% of the Base Rent payable for the month immediately preceding the expiration or termination of the Term, and any Additional Rent, computed on a per-month basis for each month or part thereof without reduction for any partial month that Tenant remains in possession. If, however, such retention of possession of the Premises is with Landlord's written consent, Tenant shall pay Landlord Base Rent at the same rate payable for the month immediately preceding the expiration or termination of the Term. Any retention of possession mentioned in this section shall constitute a month-to-month lease. The provisions of this section shall not exclude Landlord's right of re-entry or any other right hereunder. The acceptance by Landlord of any payment of rent subsequent to the commencement of such retention of possession by Tenant shall not be deemed to constitute a waiver by Landlord of any of the provisions of this section.

RULES AND REGULATIONS OF BUILDING

24. Tenant, its employees, agents, servants, invitees and guests shall comply fully with all of the rules and regulations of the building reasonably established by Landlord (the "RULES AND REGULATIONS"), of which Tenant receives copies, as long as Landlord uniformly enforces the Rules and Regulations with all of the other tenants of the building and they do not conflict with the Provisions of this Lease. Landlord shall at all times have the right to amend the Rules and Regulations in such reasonable manner as may be deemed advisable for safety, care, order, control, cleanliness and exterior and interior appearance of the Premises, building and the parking areas. The current Rules and Regulations, marked "EXHIBIT E" are attached to and hereby incorporated into this Lease.

RIGHTS RESERVED AND RETAINED BY LANDLORD

25. Landlord reserves the following rights, but only to the extent (a) their exercise does not unreasonably interfere with any rights of Tenant hereunder or any of Tenant's signs or the operation of Tenant's communication equipment, (b) their exercise does not unreasonably interfere with the conduct of Tenant's business at the Premises and (c) all reasonable costs incurred by Tenant in connection with Landlord's exercise of the following rights, including attorney and paralegal fees, are paid by Landlord to Tenant upon Tenant's demand: (i) to name the building and to change the name or street address of the building; (ii) to install and maintain all signs on the exterior and interior of the building, so long as doing so does not interfere or conflict with signs Landlord has agreed Tenant may install and maintain on the exterior and interior of the building; (iii) to grant utility easements or other easements in, or re-plat, subdivide or make other changes in the legal status of the land.

SUBORDINATION AND ATTORNMENT

26. a. This Lease shall be subordinate to any future Deed of Trust or Mortgage (a "MORTGAGE") that encumbers the building, and all renewals, modifications, amendments, extensions, assignments and participation thereof, if the mortgagee, beneficiary or owner thereof ("MORTGAGEE") enters into a Subordination and Non-Disturbance Agreement (an "SNDA") with Tenant that is reasonably acceptable to Tenant and Mortgagee and that contains a provision similar to the following:
         "As long as no Event of Default by Tenant exists, Mortgagee shall not disturb Tenant's right to possession of the Premises or any other rights of Tenant under the Lease during the initial and subsequent Terms of the Lease, and the Lease and all rights and obligations of the parties to the Lease shall continue in full force and effect, notwithstanding foreclosure of the Mortgage or transfer of the building in lieu of foreclosure."
The word "Mortgagee(s)," as used in this Lease, shall include each Mortgagee that exists on the Commencement Date. This Lease is contingent upon each Mortgagee that exists on the Commencement Date entering into an SNDA with Tenant that is reasonably acceptable to Tenant and the Mortgagee and that contains a non-disturbance provision similar to the one quoted above in this subsection.
         b. Tenant shall attorn and pay rent to an entity that acquires the building by purchase at a foreclosure sale or by a deed in lieu of foreclosure, and shall recognize such entity as the Landlord under this Lease, if such entity agrees in writing with Tenant at the time of the transaction to assume this Lease and perform all of Landlord's obligations under this Lease and acknowledges it and Tenant are contractually bound to each other under this Lease. Provided, however, such an agreement shall provide that such acquiring entity shall not be (1) liable for any previous act or omission of any prior landlord under this Lease, (2) subject to any offset, not expressly provided for in this Lease, that accrues to Tenant against Landlord under this Lease prior to the sale or transfer, (3) bound by any previous


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modification of this Lease not expressly provided for in this Lease or any previous prepayment of more than one month's rent, unless such modification or prepayment was approved in writing by Landlord and such acquiring entity or their respective successors or assigns or (4) liable for new construction or remodeling of leasehold improvements or reimbursement for the costs of the same which may be required to be performed or paid for by Landlord under this Lease, other than those required under the sections of this Lease titled "Tenant Improvements," "Damage and Destruction," "Maintenance, Repairs and Replacements,"and "Eminent Domain."
         c. Landlord shall not allow to be foreclosed any lien against the land granted, created or caused by Landlord that is prior to this Lease and, in connection with which, Tenant is not a party to an SNDA.

ESTOPPEL CERTIFICATE

27. Tenant shall within ten (10) days after written request by Landlord, deliver to Landlord in writing an executed statement certifying that: this Lease is unmodified and in full force and effect, or in the case of Lease modifications, that this Lease as modified is in full force and effect; the dates to which rent or other charges have been paid; the amount, if any, of prepaid rent and deposits paid by Tenant to Landlord; the nature and kind of concessions, rental or otherwise, if any, which Tenant has received or is entitled to receive; and that no Event of Default by Landlord exists, or if such an Event of Default does exist, a detailed description thereof. Such statement also shall include such other certifications as Landlord reasonably requests.

INTEREST

28. If an Event of Default occurs that is caused by Tenant's or Landlord's failure to pay Base Rent, Additional Rent or any other amount due under this Lease, interest shall accrue on all such unpaid amounts at the rate of fifteen percent (15%) per annum from the due date until paid ("DEFAULT INTEREST"). Default Interest shall be due upon demand.

DEFAULT

29. A default ("DEFAULT") under this Lease will occur whenever any obligation imposed by this Lease upon Tenant or Landlord is not performed or observed on the due date stated, or in the manner provided, in this Lease, or whenever any representation made in this Lease by either party is breached or turns out to have been untrue or deficient when made, or whenever any warranty made in this Lease by either party is breached or is untrue. The occurrence of any of the following events shall constitute an event of default ("EVENT OF DEFAULT") under this Lease:

         a. Tenant fails to pay the full amount of any Base Rent, Additional Rent or other payment due under this Lease within ten (10) days after Landlord
(i) gives Tenant notice that such payment is in Default or (ii) demands payment of any amount Tenant is obligated to pay Landlord upon demand. Provided, however, if Default notices concerning three (3) separate Base Rent, Additional Rent or other payments have been given by Landlord to Tenant during any previous eighteen (18) consecutive calendar months, a subsequent Default by Tenant in payment of any Base Rent, Additional Rent or other payment due under this Lease on the date it is due shall constitute an Event of Default without notice to Tenant;
         b. Tenant fails to (i) comply in a material manner with any condition, covenant or other provision of this Lease applicable to Tenant, other than one involving the payment of Base Rent, Additional Rent or other sums, (ii) remedy, to Landlord's reasonable satisfaction, a material breach of any warranty made in this Lease by Tenant, including as the result of a warranty later being materially untrue or deficient, or (iii) correct, to Landlord's reasonable satisfaction, the consequence to Landlord of a representation made by Tenant that proves to have been materially false or deficient when made within thirty
(30) days after Landlord gives Tenant notice of such Default. However, if the material Default of which Tenant is given notice cannot reasonably be remedied within 30 days after Landlord's notice, an Event of Default will not occur unless Tenant fails to promptly commence good faith efforts to remedy the noticed Default within the 30 day period and, thereafter, fails to diligently pursue such good faith efforts through remedy of the noticed Default;
         c. Tenant or Landlord makes any conveyance or assignment for the benefit of creditors, generally does not pay its debts as they become due or admits in writing its inability to pay its debts as they become due, files a petition commencing a voluntary case under any chapter of the Bankruptcy Code, 11 U.S.C. Sec. 101 et seq. (the "BANKRUPTCY CODE"), consents to the filing of such a petition or acquiesces in the appointment of a trustee or receiver for its or any substantial part of its assets or takes any action looking to its dissolution or liquidation; or a proceeding is instituted against Tenant or Landlord seeking the entry of an order to adjudicate it as a bankrupt or seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief against it under the Bankruptcy Code, or any other present or future federal or state statute, law, rule or regulation, which proceeding either results in such entry or remains undismissed for sixty (60) days, or, within sixty (60) days after the appointment without its consent of a trustee or receiver for it or any substantial part of its assets, such appointment is not vacated;
         d. Landlord or Tenant files or has filed against it a petition under any chapter of the Bankruptcy Code and this Lease is rejected in such Bankruptcy proceeding;
         e. The discovery of Hazardous Material in violation of Environmental Laws at or affecting the land, the building or the Premises that was not deposited, installed or permitted to be placed or disposed of by or on behalf of Tenant, for which Landlord does not obtain a "no further action required" letter pursuant to Environmental Laws or that is not removed or remediated in accordance with Environmental Laws and within the time required by Environmental Laws; or

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         f. Landlord, or a Mortgagee mentioned below in this sentence, fails to
(i) comply in a material manner with any condition, covenant or other provision of this Lease applicable to Landlord, (ii) remedy, to Tenant's reasonable satisfaction, a material breach of any warranty made in this Lease by Landlord or (iii) correct, to Tenant's reasonable satisfaction, the consequence to Tenant of a representation made by Landlord that proves to have been materially false or deficient when made within thirty (30) days after Tenant gives Landlord, and all Mortgagees whose names and addresses previously have been given in a notice to Tenant, notice of such Default. However, if the material Default of which Landlord and such Mortgagees are given notice cannot reasonably be remedied within 30 days after Tenant's notice, an Event of Default will not occur unless Landlord or such Mortgagees fail to promptly commence good faith efforts to remedy the noticed Default within the 30 day period and, thereafter, fail to diligently pursue such good faith efforts through remedy of the noticed Default.

DEFAULT EXPENSES

30. The phrase "DEFAULT EXPENSES", as used in this Lease, means all costs and expenses reasonably incurred by Landlord or by Tenant that are in any way connected with a Default or an Event of Default by the other party and, unless prohibited by law, includes, without limitation, reasonable attorney fees and litigation costs. Upon demand, Default Expenses shall be paid by the party who caused the other party to incur the Default Expenses.

LANDLORD'S REMEDIES

31. After occurrence of an Event of Default by Tenant, Landlord, at Landlord's option and without further notice or demand, except as provided below in this section, may do any of the following:
         a. Reenter and resume possession of the Premises without termination of this Lease; evict, remove and put out Tenant or any other persons who might be in possession of, or present at, the Premises, together with all personal property found at the Premises; and attempt to relet the Premises as Tenant's agent in an effort to mitigate Landlord's damages. Landlord shall receive the rental income from any reletting of the Premises as Tenant's agent and shall apply it to the payment of, first, amounts, other than rent, owed by Tenant to Landlord under this Lease; second, to the reasonable costs of any repair, renovation, remodeling, redecorating and advertising of the Premises, brokerage fees and other costs associated with Landlord's efforts to relet the Premises; and third, rent due, and to become due, under this Lease;
         b. Give Tenant notice that this Lease is terminated effective the date stated in the notice; reenter and resume possession of the Premises for Landlord's own benefit, free of this Lease; and evict, remove and put out Tenant or any other persons who might be in possession of, or present at, the Premises, together with all of Tenant's Property and all other personal property found at the Premises. If Landlord terminates this Lease, all of Tenant's obligations to Landlord for unpaid rent and for all other sums due under this Lease through the date of termination shall be determined as of the date this Lease is terminated and shall be paid by Tenant to Landlord upon demand. Additionally, upon demand, Tenant shall be obligated to pay Landlord (1) the present value, determined as of the date this Lease is terminated and discounted at a rate per annum equal to the interest rate on a United States Treasury obligation with a maturity equal or closest to the remaining term of this Lease, plus two hundred (200) basis points, of the difference between the amount of rent reserved for the balance of the term of this Lease and the reasonable rental value of the Premises for the same period; and (2) all costs incurred by Landlord for repair of damage to the Premises caused by or in connection with Tenant's or any other person's occupying or vacating the Premises after termination of this Lease. All other obligations of Tenant that would have come due if this Lease had not been terminated, except for Default Expenses, shall terminate as of the date this Lease is terminated;
         c. Perform any obligation of Tenant under this Lease necessary to remedy the Event of Default by Tenant; and
         d. Pursue any and all other remedies available at law or in equity that are not inconsistent with the provisions of this Lease.

TENANT'S REMEDIES

32. After occurrence of an Event of Default by Landlord, Tenant, at Tenant's option, without further notice or demand, except as provided below in this section, may do any of the following: (a) perform any obligation of Landlord under this Lease necessary to remedy an Event of Default by Landlord and offset all costs of doing so, and all related Default Expenses and Default Interest, by deducting the same from Base Rent, Additional Rent and other payments Tenant then and in the future owes and will owe Landlord under this Lease, and Tenant shall give Landlord notice of the amount of all such offset deductions at the time rent payments are due under this Lease; (b) terminate this Lease by giving Landlord notice that the termination will be effective on a date stated in the notice; and (c) pursue all other remedies available to Tenant under this Lease, or available to Tenant at law or in equity, that are not inconsistent with the provisions of this Lease. Provided, however, if Landlord or a Mortgagee mentioned in subsection e of the section of this Lease titled "Default" gives Tenant notice that Landlord or such Mortgagee disagrees with the existence of the Event of Default for which Tenant intends to exercise its offset rights, or disagrees with the amount Tenant intends to or might offset, and if Tenant and Landlord are not able to resolve the disagreement within ten
(10) days after Tenant receives Landlord's notice, Tenant shall not exercise the offset rights provided in this section unless the disagreement is resolved in Tenant's favor, in whole or in part, and only to the extent resolved in Tenant's favor, by the procedure outlined in the last paragraph of the section of this Lease titled "substantial completion," if the issues involve disagreements that are the same as or similar to those covered by that paragraph, or by two commercial real estate agents, one designated by Landlord and


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one designated by Tenant, other than an agent who manages the building, who both specialize in management of, and regularly manage, multiple office buildings in the general downtown/midtown area of Kansas City, Missouri that are reasonably similar to the building and who each have the designation of Certified Property Manager ("CPM") given by the Building Owners and Managers Association International ("BOMA"). If those two agents are not able to resolve a particular disagreement, a third similarly qualified commercial office real estate agent chosen by those two agents shall be hired by Landlord and Tenant, and the majority decision of the three agents shall be binding upon Landlord and Tenant. The third agent shall not have any business, social or other connections with, or bias in favor of, Landlord or Tenant or the two agents who choose him/her.
The fees of the third agent shall be shared equally by Landlord and Tenant. Landlord and Tenant shall diligently and in good faith cooperate with each other and the commercial real estate agents involved to resolve the disagreements as expeditiously as possible and shall secure commitments from such real estate agents to do the same.

REMEDIES CUMULATIVE

33. All rights, powers, privileges and remedies of each party under this Lease, and available to each party at law or in equity, are cumulative and are not exclusive.

WAIVER

34. A waiver by either Landlord or Tenant of any obligation, Default or Event of Default of, or due from, the other party under this Lease shall not be deemed or construed to be a continuing waiver of such obligation, Default or Event of Default nor as a waiver of, or permission for, any subsequent obligation, Default or Event of Default. No delay or failure of either Landlord or Tenant in exercising any right, power, privilege or remedy under this Lease, or available at law or in equity, shall affect such right, power, privilege or remedy, or be deemed to be a waiver thereof, nor shall any single or partial exercise thereof, or any failure to exercise the same in any instance, preclude any further or future exercise thereof or the exercise of any other right, power, privilege or remedy by either Landlord or Tenant. No payment by Tenant or receipt by Landlord of a lesser amount than the rent provided for in this Lease shall be deemed to be other than on account of the earliest due rent. Nor shall any endorsement or statement on any check or letter accompanying any check or payment as rent be deemed in accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of the rent or pursue any other remedy provided for in this Lease. In connection with the foregoing, Landlord shall have the absolute right in its sole discretion to apply any payment received from Tenant to any amount or other payment of Tenant then not current and due or delinquent. The receipt and acceptance by Landlord of delinquent rent shall not constitute a waiver of any other Default, but shall constitute only a wavier of timely payment for the particular payment involved.

SECURITY DEPOSIT

35. Tenant at the time of execution of this Lease has deposited with Landlord the security deposit stated in section 1 of this Lease to be held by Landlord to guarantee the faithful performance by Tenant of all of the covenants and conditions to be kept and performed by Tenant. Said deposit shall be deposited in a separate interest bearing money market account at a depository institution in the metropolitan Kansas City area that is insured by the Federal Deposit Insurance Corporation ("FDIC") and shall not be co-mingled with other funds. Unless and until an Event of Default by Tenant occurs, the Security Deposit, and the interest that accrues thereon, shall be the property of Tenant. If an Event of Default by Tenant occurs, Landlord may apply the whole or any part of such Security Deposit toward the payment of any amount which Landlord may be required to expend by reason of the Event of Default. If, after such application of the Security Deposit, the Event of Default is cured, Tenant shall pay to Landlord, on demand, the amount necessary in order to restore the Security Deposit to its original amount. In the event that Tenant shall faithfully and fully comply with all the covenants and conditions of this Lease, the Security Deposit, and all accrued interest thereon, shall be returned to Tenant within thirty (30) days of the end of the Term and upon the surrender of the Premises. In the event of any transfer of the building, Landlord, subject to the section of this Lease titled "Assignment and Subletting," shall pay over the Security Deposit to the transferee to be held under the covenants and conditions of this Lease.

TENANT'S ENVIRONMENTAL PROVISIONS

36. a. Except as provided in the next subsection, Tenant shall not deposit, install or permit to be placed or disposed upon, over, in or under the Premises any substance deemed hazardous ("HAZARDOUS MATERIAL") by applicable laws, rules, governmental standards, orders or regulations promulgated by the United States of America, or any city, county, state or other governmental entity that has jurisdiction with respect to Hazardous Material (collectively, "ENVIRONMENTAL LAWS"). Tenant, at Tenant's cost, shall immediately remove any Hazardous Material deposited, installed or permitted to be placed or disposed upon, over, in or under the Premises by or on behalf of Tenant, except for the Hazardous Material referred to in the next subsection.
         b. Landlord acknowledges the Permitted Use will result in the use and storage of Hazardous Material at the Premises related to telecommunications equipment and the Permitted Use, including, without limitation fuel for the Generator. Landlord consents to use and storage of such Hazardous Material at the Premises so long as such Hazardous Material is used and stored in compliance with Environmental Laws.

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         c. Tenant shall Indemnify Landlord in connection with any voluntary or involuntary action by, against or involving Landlord that, in any way, results from or relates to any breach of Tenant's covenants in this section or, except as provided in the previous subsection but including with respect to the Generator and the fuel for same, discovery or removal of any Hazardous Material upon, over, under, in or emanating from the Premises that was or is deposited, installed or permitted to be placed or disposed of by or on behalf of Tenant.

LANDLORD'S ENVIRONMENTAL PROVISIONS

37. a. Landlord represents and warrants to Tenant, to the best of Landlord's knowledge, that, prior to Tenant taking possession of the Premises, no Hazardous Material has emanated from nor has any Hazardous Material been disposed of, placed or left upon, over, under or in, nor removed from, the land, the building or the Premises, and neither the land, the building or the Premises have been used for the generation, handling, transportation or storage of Hazardous Material, other than Hazardous Material consented to by Landlord in the immediately preceding section.
         b. Landlord shall Indemnify Tenant in connection with any voluntary or involuntary action by, against or involving Tenant that, in any way, results from or relates to any breach of Landlord's covenants in this section or discovery or removal of any Hazardous Material upon, over, under, in or emanating from the land, the building or the Premises that was deposited, installed or placed on, disposed of from, in existence at or removed from the land, the building or the Premises prior to Tenant taking possession of the Premises and that was not or is not deposited, installed or permitted to be placed or disposed of upon, over, in or under the land, the building or the Premises by or on behalf of Tenant, whether or not Landlord has knowledge of its presence.

REPRESENTATIONS AND WARRANTIES

38. In addition to all other representations and warranties of Landlord and Tenant contained in this Lease, (a) each party to this Lease represents to the other party (i) it is properly formed and constituted as a Delaware limited liability company, in the case of Landlord, and a Delaware corporation, in the case of Tenant, and is in good standing with the State of Delaware and is authorized to conduct its business in the States of Missouri, and (ii) it has full right, title, power and authority to make, execute and deliver this Lease;
(b) Tenant represents to Landlord that any financial statements delivered to Landlord prior to the execution of this Lease properly reflect the true and correct value of all the assets and liabilities of Tenant; (c) Landlord represents to Tenant (i) no Mortgages, security interests or other liens encumber the Premises, other than 1998 and subsequent years' real estate taxes that are not now due and payable, and the matters set forth on attached Exhibit D; (ii) no delinquency, default or uncured event of default under any obligation secured by a lien upon the Premises exists or is anticipated, nor has notice of the same been given to Landlord; (iii) Landlord has not received, and does not anticipate receiving, notice that the building, the parking areas or the Premises, or use of the same, are in violation of any Laws; (iv) Landlord knows of no planned or contemplated taking, taxing, assessment or other action by the City or any other governmental authority, regulatory body or court that has jurisdiction over the building or the parking areas or by any other party that will or might adversely affect the Premises or Tenant's above stated intended use of the Premises; (v) a valid agreement that will not expire during, and will be enforceable throughout, the Term exists between Landlord and the owner of the Freight House District surface parking lot for the number of parking spaces stated in the section of this Lease titled "Parking" and (vi) the building and the land have not been occupied or used by any entity since the effective date of the July 25, 1995 Phase I Environmental Site Assessment of the land and the building performed for Landlord by Underground Environmental Services, Inc., except for demolition and construction activities in the building, and (d) Landlord warrants to Tenant that, after completion of the New Improvements, the Premises and their use as offices will comply with Laws. Tenant and Landlord each acknowledges the other is relying upon the accuracy and completeness of the representations and warranties made in this section. Each party to this Lease shall Indemnify the other party in connection with any breach or the falseness of the party's representations and warranties made in this section.

CONDITIONS PRECEDENT

39. The effectiveness and enforceability of Tenant's obligations under this Lease are contingent upon the following:
         a. Receipt by Tenant, prior to the Commencement Date, of certificates of insurance evidencing Landlord has secured and paid the premiums for all of the insurance coverages it is required to carry under this Lease and, if requested by Tenant, a copy of each insurance policy;
         b. By the Commencement Date, each Mortgagee that exists on the Commencement Date and Tenant executing an SNDA in a form reasonably acceptable to Tenant and the Mortgagee;
         c. Landlord's completion of the New Improvements, in accordance with the time frames and the standards established in this Lease; and
         d. By the Commencement Date, Landlord executing and delivering to Tenant a Memorandum of Lease in a form reasonably acceptable to Tenant and Landlord.

40. The effectiveness and enforceability of Landlord's obligations under this Lease are contingent upon the following:

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         a. Receipt by Landlord, prior to the Commencement Date, of certificates of insurance evidencing Tenant has secured and paid the premiums for all of the insurance coverages it is required to carry under this Lease and, if requested by Landlord, a copy of each insurance policy;
         b. By the Commencement Date, each Mortgagee that exists on the Commencement Date and Tenant executing an SNDA in a form reasonably acceptable to Tenant and the Mortgagee;
         c. Landlord's completion of the New Improvements, in accordance with the time frames and the standards established in this Lease

SURVIVAL

41. All of Landlord's and Tenant's respective (a) Indemnity and REALTOR commission payment obligations contained in this Lease, (b) representations and warranties made in this Lease, (c) other obligations under this Lease that have accrued as of the date this Lease is terminated or expires and (d) remedies provided for in this Lease shall survive termination or expiration of this Lease.

HEADINGS

42. The titles and headings in the Lease are used only to facilitate reference, and in no way to define or limit the scope or intent of any of the provisions of this Lease.

ENTIRE AGREEMENT-AMENDMENTS

43. This Lease constitutes the entire agreement between the parties with respect to the building, the parking areas and the Premises, and this Lease covers, merges and includes all agreements, oral or written, between the parties hereto, whether made prior to or contemporaneous with the execution of this Lease, concerning the building, the parking areas and the Premises. This Lease cannot be modified or changed by any verbal statement, promise or agreement, and no modification, change nor amendment shall be binding on the parties unless it shall have been agreed to in writing. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons may require.

SEVERABILITY

44. In the event any provisions of this Lease be officially found to be contrary to law, or void as against public policy or otherwise, such provisions shall be either modified to conform to the law or considered severable with the remaining provisions hereof continuing in full force and effect.

PROCUREMENT NEGOTIATED BY

45. It is understood by the parties hereto that this Lease has been negotiated by Kerry T. Bush, ("REALTOR"). REALTOR has acted in the capacity of Agent for Tenant. Landlord and Tenant acknowledge REALTOR and no other was the procuring cause of this Lease. Landlord shall pay REALTOR, and no other, a commission of three percent (3%) of the gross Base Rent for the initial Term, half of which shall be paid to REALTOR at the time this Lease has been signed by Landlord and Tenant, and the other half of which shall be paid to REALTOR on the Commencement Date.

MEMORANDUM

46. Neither party to this Lease shall record this Lease. However, Landlord shall execute and deliver to Tenant a Memorandum of Lease in form and with content sufficient for recording to provide constructive notice of the existence of this Lease, without disclosing the rent provisions, which Tenant may record at its cost.

SUCCESSORS AND ASSIGNS

47. All the covenants, agreements and conditions herein contained shall extend to, and be binding upon, the respective successors, assigns, receivers or other representatives of the parties to this Lease.

NOTICES

48. All notices, designations, consents, approvals, requests, demands, objections, waivers, agreements or other communications (collectively, "NOTICES") that are required to be sent, delivered, given, made, maintained or obtained pursuant to this Lease shall be in writing and shall be served by (a) hand delivery by a party to this Lease if the other party or its representative acknowledges receipt in writing, (b) prepaid certified United States mail, return receipt requested, (c) a delivery service that provides documentation of the delivery

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or (d) telecopier, with a copy sent the same day by either prepaid certified
United States mail, return receipt requested, or by a delivery service that provides documentation of the delivery. All notices shall be addressed to the Landlord at the address stated in section 1 of this Lease and to Tenant at the Premises. Either party may, by notice in the manner provided above, change its address for all subsequent notices. Notices shall be deemed served and received upon the earlier of the third (3rd) day following the date of mailing, in the case of notices mailed by United States certified mail, or upon delivery in all other cases. Failure or refusal by a party to this Lease to accept service of a notice shall constitute delivery of the notice.

TIME OF THE ESSENCE

49.      Time is of the essence of this Lease.

EXHIBITS

50. All Exhibits that are referred to in and that are attached to this Lease are hereby incorporated into this Lease.

CONSENTS AND APPROVALS

51. Neither party to this Lease shall unreasonably withhold, condition or delay any consent or approval with respect to any matter for which the a party is required or desires to obtain the other party's consent or approval under this Lease. If the required consent or approval is withheld, the reasons for doing so shall be stated promptly in writing. Landlord shall exercise its discretion with respect to all matters provided for in this Lease in a manner which reasonably recognizes the legitimate business interests and concerns of Tenant, including but not limited to, Tenant's need to utilize the Premises in a commercially feasible fashion.

SUPPLEMENTAL PROVISIONS

52. a. This Lease shall be construed and enforced in accordance with the laws of the State of Missouri.
         b. A directory shall be maintained in the lobby of the building by Landlord, with the names and suite numbers of the tenants in the building properly numbered and lettered, but if changed or added to at the request of Tenant, Tenant shall pay the cost of same. Door signs approved by Landlord and Tenant shall be ordered by Landlord and installed in locations agreed to by Landlord and Tenant. Tenant will not attach to the doors or hallways any signs or logos other than the standard building type, without Landlord's prior written consent.
         c. Upon Landlord's request, Tenant shall furnish Landlord with its most recently audited financial statements, but not more frequently than once a year, so long as release of such statements does not violate applicable securities laws or court order.


             [ The rest of this page is deliberately left blank.. ]



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IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed by their duly authorized undersigned representatives, in two originals, on date(s) indicated below, to be effective as of the date stated at the beginning of this Lease.

LANDLORD:                                    TENANT:

FRANCOR, L.L.C.,                             BIRCH TELECOM, INC.,
a Delaware limited liability company,        a Delaware corporation,




By:    /s/ J. Scott Francis                  By:   /s/ David E. Scott
       ------------------------------              ---------------------------

Name:  J. Scott Francis                      Name: David E. Scott
       ------------------------------              ---------------------------

Title: Member                                Title: President
       ------------------------------              ---------------------------

Date:  7/20/98                               Date: July 17, 1998
       ------------------------------              ---------------------------


                                   CERTIFICATE

I, Gregory C. Lawhon, the Secretary of Birch Telecom, Inc., Tenant, hereby certify that the officer executing the foregoing Lease on behalf of Tenant was duly authorized to act in his capacity as President of Tenant, and his actions are the action of Tenant.



(Corporate Seal)  Gregory C. Lawhon
                  ---------------------------------------
                  Secretary




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                                    EXHIBIT A

           SPECIFICATIONS FOR IMPROVEMENTS TO BE MADE TO THE BUILDING



a) Building and Premises to meet all city code requirements for entrance/egress and life/safety issues (modifications required due to Tenant Improvements not included);
b) Building and Premises to meet all federal Americans with Disabilities and similar State of Missouri and City of Kansas City requirements;
c)       Two (2) finished fire-rated exit stairs;
d)       New passenger elevator;
e)       Freight elevator, connected to rear loading dock;
f) Mechanical rooms on the second and fourth floors to contain telephone service panel and electrical and mechanical equipment for the Premises;
g)       Electrical and HVAC brought to mechanical room, ready for distribution;
h)       Water, drain and vent lines stubbed-out for restrooms;
i) Fully functioning sprinkler system, pipes sandblasted and sealed (modifications required due to Tenant Improvements not included);
j)       Exposed, sandblasted and sealed brick exterior walls;
k)       Exposed wood ceilings, sandblasted and sealed;
l)       Refinished hardwood floors;
m) Fully operational wooden sash windows (in existing penetrations), complete with hardware.


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                                    EXHIBIT B

           SPECIFICATIONS FOR IMPROVEMENTS TO BE MADE TO THE PREMISES










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                                    EXHIBIT C


           MINIMUM JANITORIAL SERVICE SPECIFICATIONS FOR THE PREMISES


DAILY

a. Pull trash and remove it to area of the Property designated by Landlord;
b.       Replace plastic trash can liners if wet or torn;
c.       Vacuum all high traffic carpeted areas;
d.       Dust mop all wood and other hard surface floors;
e. Spot mop all wood and other hard surface floors with a wet mop that has been wrung dry;
f.       Clean and disinfect drinking fountains; and
g.       Thoroughly clean the restrooms, including, without limitation:
         i.       Sanitize all fixtures;
         ii.      Polish bright work;
         iii.     Mop floors;
         iv.      replace all paper products and soap.

WEEKLY

a.       Thoroughly vacuum all carpeted areas;
b. Dust all horizontal surfaces, excluding computer equipment, without having to move items on such surfaces;
c. Edge vacuum along all baseboards, filing cabinets, desks and other furniture and equipment and in all corners;

MONTHLY

a.       Wash all restroom partition walls with disinfectant;
b.       Dust all window blinds;
c.       Dust all window sills;
d. Dust all vertical surfaces and the front and backs of all doors and cabinets; and
e.       Low dusting of all chairs, tables and other furniture.





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                                    EXHIBIT D

                       LIENS AND ENCUMBRANCES ON THE LAND


Those matters noted in Scheduled B-1 and B-2 of the title insurance commitment, dated February 16, 1998, issued for the land by Assured Quality Title Company under commitment number MJ19860, Revision No.-1, and the Deed of Trust granted to Missouri Bank and Trust by Landlord.







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                                    EXHIBIT E

                              RULES AND REGULATIONS


1. The common areas of the building shall not be obstructed by Tenant or used for any purpose other than for ingress and egress.

2. Landlord shall have the right to control and operate the common areas of the building, as well as facilities or services furnished for the common use of tenants, in such manner as it deems best for the benefit of the tenants generally.

3. Tenant shall cooperate with Landlord in the creation of a "Plan of Action For Evacuation Assistance" from the Premises and the building acceptable to the Codes Administration Department of the City of Kansas City, and shall faithfully adhere to and abide by the terms of the Plan.

4. The Premises shall not be used for any illegal, improper, objectionable or immoral purposes. Landlord reserves the right to exclude or expel from the building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the building.

5. Tenant shall not disturb, solicit or canvass any occupant of the building.

6. Tenant shall not keep any pets or other animals in the Premises without the prior written consent of Landlord.

7. Tenant acknowledges and understands that the timber frame construction of the building makes it likely that noise and vibration emanating both from within and outside the building will be perceived in the Premises from time to time. Tenant will at all times be considerate of neighboring tenants, and use its best efforts to prevent excessive, unwarranted or repetitive noise and vibration within the Premises and the building.

8. There shall be no smoking in the Common Areas of the building. Landlord reserves the right to prohibit smoking in the Premises at any time upon written notice to Tenant.

9. Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

10. Tenant shall not use the freight elevators for routine access to or egress from the Premises, but only for delivery and removal of freight, furniture and equipment.

11. All moving of furniture, freight or equipment into or out of the building shall be done at such time and in such manner as Landlord shall reasonably designate. Landlord shall have the right to prescribe the weight, size and position of all heavy equipment brought into the building.

12. Tenant shall not use or keep in the Premises or the building any kerosene, gasoline or inflammable or combustible fluid or material without the prior written consent of Landlord, other than for Tenant's Generator.



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